INVESCO VARIABLE INVESTMENT FUNDS, INC.
                      INVESCO VIF - Industrial Income Fund
                          INVESCO VIF - Utilities Fund
                            Supplement to Prospectus
                                dated May 1, 1997
                           As Supplemented May 1, 1997


The section of the Fund's Prospectus entitled "Management" is amended to (1) delete the ninth paragraph and (2) substitute the following new paragraph in its place:

Utilities Fund
     Brian B. Hayward -- Portfolio manager of the Fund since July 1997; portfolio manager of the INVESCO Strategic Utilities Portfolio since July 1997 and the INVESCO Worldwide Communications Fund since July 1997. Previously, he was a senior equity analyst for Mississippi Valley Advisors in St. Louis, Missouri. Mr. Hayward earned a B.A. in Mathematics and his M.A. in Economics from the University of Missouri. He began his investment career in 1985. He is a Chartered Financial Analyst.

The date of this supplement is July 1, 1997.